Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Merrill Lynch Mortgage Investors,
Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-KEY2 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

A-1
JP Morgan Chase Bank NA
42,500,000
72%
14201 Dallas Parkway
Dallas, TX 75254

Fifth Third Bank
13,500,000
22%
38 Fountain Square Plaza
Mail Drop 1090F1
Cincinnati, OH 45263

A-2
Citibank
10,290,000
5%
3800 Citibank Center B3-15
Tampa, FL 33610
JP Morgan Chase Bank NA
32,285,000
16%
14201 Dallas Parkway
Dallas, TX 75254
Fifth Third Bank
42,000,000
21%
38 Fountain Square Plaza
Mail Drop 1090F1
Cincinnati, OH 45263
SSB&T Co.
83,130,000
42%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

A-3
The Bank of New York
35,000,000
38%
One Wall Street
New York, NY 10286

JPMCB/Prudential
5,700,000
6%
14201 Dallas Pkwy, 12 th Floor
Dallas, TX 75240
SSB&T Co.
15,150,000
16%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Citibank
19,126,000
20%
3800 Citibank Center B3-15
Tampa, FL 33610
JP Morgan Chase Bank NA
12,745,000
13%
14201 Dallas Parkway
Dallas, TX 75254

A-4
Citibank
65,000,000
18%
3800 Citibank Center B3-15
Tampa, FL 33610

JPMCB/Prudential
40,000,000
11%
14201 Dallas Pkwy, 12 th Floor
Dallas, TX 75240
Mellon Trust
37,000,000
10%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T Co.
42,940,000
12%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171
JP Morgan Chase Bank NA
51,870,000
15%
14201 Dallas Parkway
Dallas, TX 75254

Merrill Lynch
92,856,000
26%
101 Hudson Street, Ninth Floor
Jersey City, NJ 07302
B
Citibank
12,000,000
45%
3800 Citibank Center B3-15
Tampa, FL 33610

Mellon Trust
7,000,000
26%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T Co.
7,474,000
28%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

C
Citibank
8,361,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

D
The Bank of New York
10,000,000
44%
One Wall Street
New York, NY 10286
Citibank
12,295,000
56%
3800 Citibank Center B3-15
Tampa, FL 33610

E
Citibank
12,540,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610